SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2012

Ally Master Owner Trust

(Issuing Entity with respect to Securities)

Ally Wholesale Enterprises LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-167044-1	27-6449246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Wholesale Enterprises LLC 200 Renaissance Center Detroit, Michigan		48265
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events

Ally Wholesale Enterprises LLC (the “Company”) has registered an issuance of $25,700,000,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-167044) under the Securities Act of 1933, as amended (the “Act”) filed on May 24, 2010, as amended by Pre-Effective Amendment No. 1 on July 9, 2010, by Pre-Effective Amendment No. 2 on July 29, 2010, and by Pre-Effective Amendment No. 3 on August 10, 2010 (as amended, the “Registration Statement”).

On July 18, 2012, the Company and Ally Bank entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of the $225,000,000 Class A-1 Floating Rate Asset Backed Notes, Series 2012-3 (the “Class A-1 Notes”) and the $400,000,000 Class A-2 Fixed Rate Asset Backed Notes, Series 2012-3 (the “Class A-2 Notes” and, together with the Class A-1 Notes, the “Class A Notes” or the “Offered Notes”) of Ally Master Owner Trust (the “Issuing Entity”). The Issuing Entity will also issue $46,769,000 Class B Floating Rate Asset Backed Notes, Series 2012-3 (the “Class B Notes”), $34,014,000 Class C Floating Rate Asset Backed Notes, Series 2012-3 (the “Class C Notes”), $25,510,000 Class D Floating Rate Asset Backed Notes, Series 2012-3 (the “Class D Notes”), and $119,047,698 Class E Asset Backed Equity Notes, Series 2012-3 (the “Class E Notes,” and collectively with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the “Notes”), which will not be sold pursuant to the Underwriting Agreement. Only the Offered Notes have been registered pursuant to the Act under the Registration Statement. The Class D Notes will be sold by the Company in one or more separate transactions intended to be exempt from the registration requirements of the Act. The Class B Notes, the Class C Notes and the Class E Notes may be retained by the Company or sold in one or more separate transactions intended to be exempt from the registration requirements of the Act. It is expected that the Notes will be issued on or about July 25, 2012 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to the Series 2012-3 Indenture Supplement (the “Series 2012-3 Indenture Supplement”), a form of which is attached hereto as Exhibit 4.1, to be dated as of the Closing Date between the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) to an indenture (the “Indenture”), dated as of February 12, 2010, between the Issuing Entity and the Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising under floorplan financing agreements between Ally Bank and a group of retail automotive dealers (such revolving pool the “Pool of Accounts”).

As of June 21, 2012, the Pool of Accounts had the characteristics described in the Prospectus Supplement dated as of July 18, 2012 to be filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Legal opinions of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1

Item 9.01.	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of July 18, 2012, by and among Ally Bank, Ally Wholesale Enterprises LLC and Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Form of Series 2012-3 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, to be dated as of July 25, 2012.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of July 23, 2012.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of July 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY WHOLESALE ENTERPRISES LLC

By:	/s/ S. DeKarske

Name:	S. DeKarske
Title:	Vice President

Dated: July 23, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of July 18, 2012, by and among Ally Bank, Ally Wholesale Enterprises LLC and Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Form of Series 2012-3 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, to be dated as of July 25, 2012.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of July 23, 2012.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of July 23, 2012.